                                                                   Exhibit 10.12

[*] Designates material for which confidential treatment has been requested, which material has been separately filed with the Securities and Exchange Commission.

                          Scitor International Telecommunications Services, INC.
                                                            A SITA Group Company

Agreement for managed                                   Scitor ITS
data network services
------------------------------------------------------

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Customer Name:                                    Date:
NetStar International Telecommunications, Inc.               April 28, 1995
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Customer Address:                              Agreement No:
5820 Stoneridge Mall Road, Suite 214                         MDNS/US/NC/95-99
Pleasanton, CA 94588
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Customer Contact:                              Telephone No:
Peter Gust                                             (T)   510-734-5100
                                                       (F)   510-734-5100
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In accordance with the terms of this Agreement, Scitor International
Telecommunications Services, Inc. ("Scitor ITS") agrees to make available to the above Customer ("Customer") certain managed data network services as more fully described in this Agreement or as may be ordered from time to time by Customer and accepted by Scitor ITS. All accepted orders shall become a part of this Agreement.

THE PARTIES HAVE READ THIS AGREEMENT AND AGREE TO BE BOUND BY ALL OF ITS TERMS. THE PARTIES FURTHER AGREE THAT IT CONSTITUTES THE COMPLETE AGREEMENT BETWEEN THEM AND SUPERSEDES ALL PROPOSALS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATION BETWEEN THEM RELATING TO THE SUBJECT HEREOF. NO AGREEMENT OR DOCUMENT HAVING AS ITS PURPOSE OR EFFECT THE VARIATION, ADDITION OR DELETION OF ANY OF THE TERMS AND CONDITIONS INDICATED IN THIS AGREEMENT WILL BE BINDING UNLESS SIGNED FOR AND ON THE BEHALF OF SCITOR, ITS BY AN AUTHORIZED SIGNATORY.

Scitor ITS                              Customer  /s/ German Burtscher
-------------------------------         ----------------------------------------
Authorized Signatory                    Authorized Signatory


Name  /s/ Bruce D. Jones                Name     German Burtscher
-------------------------------         ----------------------------------------
Title                                   Title    Vice President

Bruce D. Jones
EXECUTIVE V.P & GENERAL MGR.                     MAY 15, 1995
-------------------------------         ----------------------------------------
Date 5/26/95                            Date

--------------------------------------------------------------------------------
     withhold such confirmation of acceptability. Any Equipment connected by Scitor ITS shall be deemed to comply with this Clause 2.4

2.5 Customer hereby authorizes Scitor ITS to make reasonable use of any user codes, numbers or passwords allocated to Customer for the purpose of providing network management and support to Customer.

2.6 Customer shall be responsible for obtaining and maintaining all such equipment and communications lines, magnetic media, programs, software and other facilities, including the provision of personnel, as are reasonably necessary and acceptable to Scitor ITS for communications with the Service (collectively the "Customer Facilities"). Neither Scitor ITS nor its agents or sub-contractors shall have any responsibility for or liability with respect to the use, operation or performance of such Customer Facilities.

3.   SUPPORT SERVICES

3.1 Scitor ITS shall provide access by voice and/or data link, if available, to help desk facilities at locations of Scitor ITS' choice in order for Customer to obtain technical advice and guidance on the operation and use of the Service.

3.2 Scitor ITS shall provide [*] management services comprising: (a) the [*] and [*] of the [*] of [*] and [*] from the relevant [*] as applicable; (b) the testing and acceptance of [*]; (c) [*] fault restoration upon becoming aware of a fault: and (d) [*] to [*] providers of [*], [*] or other telecommunications equipment in local currency on Customer's behalf, where applicable.

4.   EQUIPMENT

4.1 Scitor ITS shall connect the Equipment at the Locations, or such other locations agreed to by the Parties (if requested by Customer) on dates to be agreed by the Parties. Scitor ITS shall provide reasonable notification of the date of connection and shall connect at times to be agreed by the Parties. Should connection require the removal or disconnection of any existing equipment of Customer, Customer shall permit, and obtain all necessary consents for, such removal or disconnection and shall give Scitor ITS all necessary assistance to enable such work to be carried out.

4.2 On the date of connection of the Equipment, Scitor ITS shall commission the Equipment, which on successful commissioning shall be deemed to be accepted by Customer. For the purpose of this Clause 4.2,"successful commissioning shall mean that Scitor ITS shall have checked powered up, and then carried out the manufacturer' initialisation tests on the Equipment, save that should Customer require additional commissioning tests, Scitor ITS shall carry out such alternative tests provided that such tests are reasonably necessary to establish the operability of the Equipment and provided, further, that Customer has given Scitor ITS at least 30 days notice prior to the date of delivery of the Equipment to the Location.

4.3 The lease term shall commence on the date of acceptance of the Service pursuant to Clause 11.2 at the Location to which the Equipment relates and shall thereafter continue in accordance with the term of this Agreement, subject to Clause 5.1 of Attachment 1 and Clause 1.7 of Attachment 2 .

4.4  The lease and any other charges shall be as specified in Attachment 1.

4.5 Except as set forth in Clause 1.7 of Attachment 2, the Equipment shall at all times remain the sole and exclusive property of Scitor ITS or its sub-contractors and Customer shall have no rights or interest in the Equipment except for quiet possession and the right to use the Equipment under the terms and conditions of this Agreement.

4.6 Customer shall have the following additional obligations with respect to the Equipment: (a) not to sell, assign, sub-let, pledge or part with possession or control of or otherwise deal with the Equipment or any interest therein: (b) not to change, remove or obscure any labels, plates, insignia, lettering or other markings which are on the Equipment at the

[*] CONFIDENTIAL TREATMENT REQUESTED

     time of connection thereof or which may thereafter be placed on the Equipment by Scitor ITS or by any person authorized by Scitor ITS; (c) to keep the Equipment free from distress, execution or any other legal process; (d) not to move the Equipment from the Location (or other Location) to which it was delivered and connected without Scitor ITS' prior written consent; and (e) not to use the Equipment or permit the same to be used contrary to any law or any regulation for the time being in force.

4.7 Customer shall have full responsibility for the upkeep of the Equipment. For the purpose of this Clause 4.7, "responsibility for upkeep" shall mean that Customer shall: (a) ensure that proper environmental conditions as recommended by the manufacturers are maintained for the Equipment and that the exterior surfaces are kept clean and in good condition; (b) not make any modifications to the Equipment: and (c) not use in conjuction with the Equipment any accessory, attachment or additional equipment other than that which has been supplied by or approved in writing by Scitor ITS.

4.8 Upon termination or expiry of this Agreement. Customer shall surrender possession of the Equipment in good order, repair and condition, to Scitor ITS, fair wear and tear excepted.

4.9 Scitor ITS shall ensure that the Equipment is at the time of commissioning, and remains during the term of this Agreement, in good working order. If a Service fault occurs which has been caused by a failure in the Equipment, Scitor ITS shall restore or repair the Service to the affected Location as soon as practicably.

1.   DEFINITIONS

1.1 In this Agreement, unless the context otherwise requires, the following expressions shall have the following meanings:

1.2 "Agreement" shall mean this managed data network services agreement and the Attachments and Schedules attached hereto and made a part hereof.

1.3  "Dollars" or "S" shall mean United States dollars.

1.4  "DTE" shall mean Data Terminating Equipment.

1.5 "Effective Date" shall mean the date this Agreement is signed by an authorized signatory of Scitor ITS.

1.6 "Equipment" shall mean the communications equipment, servers, modems, cables and connectors supplied under lease by Scitor ITS to Customer under this Agreement.

1.7 "Initial Term" shall mean a period commencing on the Effective Date and ending 5 (five) years after the date of acceptance of the Service by Customer (pursuant to Clause 12.2) at the last Location to be connected under this Agreement.

1.8  "Locations" shall mean the locations specified in Attachment 2.

1.9 "Network" shall mean the communications processors, related equipment, and circuits used by Scitor ITS for the provision of the Service, excluding Tail Circuits to the Locations and any communications equipment (including the Equipment) sited at the Locations.

1.10 "Network Path Availability" shall mean the availability of two way communication of the virtual communication link (expressed as a percentage) between the access entry port on which the DTE originator is connected and the Network access exit port on which the DTE destination is connected, excluding maintenance windows, host links and Tail Circuits.

1.11 "Network Transit Time" shall mean the elapsed time taken for the one way transmission of a 128 character length packet (a "Packet") between the entry point on the Network Node to which Customer's transmitter of the Packet it connected, and the exit point on the Network Node to which the receiver of the Packet is connected.

1.12 "Node" shall mean a node of the Network to which a Tail Circuit is to be connected for the purposes of rendering the Service to Customer such Nodes being deployed at such times and places as determined by Scitor ITS.

1.13 "Parties" shall mean Scitor ITS and the Customer, "Party" shall mean either Scitor ITS or the Customer as the context requires.

1.14 "Service" shall mean managed data network services based on X.25 protocol and all related and ancillary services thereto, or any of same, including the provision of Equipment and Software all as more fully described in Attachment 1, or such other managed data network services agreed to by the Parties from time to time; the Service expressly excludes any PSTN dial-up lines or modems.

1.15 "Software" shall mean the software programs and each and every component thereof, as amended from time to time, including all developments, versions or releases thereof whether existing now or becoming available in the future, and all related documentation, which may be supplied by Scitor ITS in connection with the provision of the Service, whether integral to the Equipment or otherwise.

1.16 "Support Services" shall mean the services as described in Clause 3.

1.17 "Tail Circuit" shall mean a telecommunications circuit or other capacity leased from the relevant telecommunications authorities (PTTs) and which permits the connection of a Location to the nearest Scitor Network node.


2.   PROVISION OF SERVICE

2.1 Scitor ITS agrees to provide (subject to Clause 2.3), and Customer agrees to obtain from Scitor ITS, the Service subject to the terms and conditions of this Agreement and subject to payment of the charges set out in Attachment 1. Customer understands and agrees that Scitor ITS provides the Service for the benefit of Customer only and nothing in this Agreement shall entitle customer to resail the Service to any third party.

2.2 Scitor ITS reserves the right to control, direct and establish procedures for the use of the Service and Customer agrees to follow the instructions and procedures of Scitor ITS with respect to the use of the Service. Scitor ITS also reserves the right to make operational changes in the Service. In exercising any such rights under this Clause 2.2, Scitor ITS shall not adversely affect the Service or increase the charges payable by Customer under this Agreement.

2.3 Customer shall ensure at all times that its use of the Service (including its connection of any apparatus to any network used to deliver the Service) is in accordance with all applicable telecommunications, data protection and other laws, licenses or regulations.

2.4 Any terminal equipment used to gain access to the Service must be approved by Scitor ITS prior to its connection to the Network. Scitor ITS reserves the right to disconnect (or require the disconnection of) any terminal equipment in breach of this provision. Customer shall notify Scitor ITS of any terminal equipment it wishes to connect to the Network and Scitor ITS shall promptly confirm its acceptability under this Clause 2.4. Scitor ITS shall not unreasonably possible following such notification. Scitor ITS further agrees that a Scitor ITS sub-contractor will, if necessary as determined by Scitor ITS, arrive at the affected Location and commence any remedial activities within 4 working hours of notification, provided the notification is received, and the call-out can be made during the normal business day of the Scitor ITS sub-contractor nearest to the affected Location, and provided, also that the affected Location is within a 50 kilometer radius of said centre ("Normal Service"). Remedial service on Equipment other than Normal Service shall be carried out by Scitor ITS through its sub-contractors as soon as is practicably possible, taking into account availability of service personnel, the time and date of Customer's notification and the country concerned.

4.10 Scitor ITS shall not be responsible for Service faults, nor shall Scitor ITS be obliged to comply with its obligations under Clause 4.9, if such faults occur as a result of: (a) damage to the Equipment during transport activity or connection carried out by Customer or any third party other than as authorised by Scitor ITS; (b) interventions other than normal interventions carried out by non Scitor ITS personnel; (c) modifications to the Equipment which have not been approved by the Equipment manufacturer or carried out by personnel unapproved by Scitor ITS; (d) improper treatment to the Equipment, failure to meet the Equipment manufacturer's specifications, or environmental conditions by non-Scitor personnel; or (e) accident or negligence on the part of Customer or any force majeure event. Any site visits or repairs made necessary by the events specified in this Clause 4.10 shall be subject to prior agreement by Scitor ITS and may cause Customer to incur increased charges for the Service at the affected Location, such charges to be commensurate with the cost to Scitor ITS of restoring or repairing the Service. Nothing in this Clause 4.10 shall affect Customer's obligations in respect of Equipment under the other provisions of this Clause 4.

4.11 In this Clause 4. and notwithstanding definition 1.8. 'Locations' means Locations as such term is defined in 1.8 and other locations where the Equipment may be situated and connected, as agreed by the Parties from time to time.

5.   SOFTWARE

     Customer is hereby granted non-exclusive and non-transferrable licenses to use Software strictly in performing this Agreement. The Software and any intellectual property rights of whatever nature in the Software are and shall remain vested in Scitor ITS or an associated company of Scitor ITS and nothing contained in this Agreement shall convey any ownership interest in the Software to Customer. Customer acknowledges that the provision of Software is made by Scitor ITS strictly for use in conjunction with the Service and Customer agrees not to produce, copy, alter, modify, or add to the Software or any part thereof, nor to attempt or to allow a third party to attempt to reverse engineer, translate or convert the Software from machine readable to human readable form, except as permitted by applicable law.

6.   INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY

6.1 It is understood and agreed by Customer that all intellectual property rights in the Service including, all specifications, manuals and other documents provided by Scitor ITS to Customer as part of or in relation to the Service are either licensed to or the property of Scitor ITS and nothing contained in this Agreement shall be deemed to convey any title or ownership interest to Customer. Customer shall use its best efforts not to disclose such proprietary information to third parties without Scitor ITS' prior approval.

6.2 Customer and Scitor ITS acknowledge that they will receive confidential information and trade secrets ("Confidential Information") from each other in connection with the Agreement. Confidential Information shall be deemed to include all information each Party receives from the other Party, except anything designated as not confidential. Customer and Scitor ITS agree to maintain the secrecy of Confidential Information and agree neither to use it (except for the purposes of performing the Agreement) nor to disclose it to anyone outside Customer or Scitor ITS or to anyone within Customer or Scitor ITS who does not have a need to know it in order to perform under the Agreement, except with the consent of the other Party or in accordance with the order of a court of competent jurisdiction. Confidential Information shall not include any information which is publicly available at the time of disclosure or subsequently becomes publicly available through no breach of this provision by Customer or Scitor ITS or is rightfully acquired from a third party who is not in breach of an agreement to keep such information confidential.

7.   CHARGES AND PAYMENT

7.1 All charges shall be as specified in Attachment 1 shall be invoiced by Scitor ITS to Customer, monthly in arrears unless otherwise provided in Attachment 1, and shall be payable without deductions or set-off within 30 days of receipt of invoice by Customer.

7.2 All charges stated are exclusive of any value added tax, sales tax, excise tax, gross receipts tax and any similar tax which may be applicable thereto and Customer agrees to pay all such applicable taxes.

7.3 Scitor ITS reserves the right to make a reasonable charge for any work done by Scitor ITS which is attributable to Customer's failure to perform its obligations or not specified by Scitor ITS as part of any Service provided.

7.4 Charges for components and materials and for magnetic media, stationery and other supplies and for travel and subsistence (when not specifically included in the Service) are separately payable by Customer.

7.5 Failure by Customer to pay any charge according to the terms of this Agreement shall entitle Scitor ITS without prejudice to its other rights and remedies under the Agreement to (a) suspend the provision of the Service following 30 days written notice, provided that Customers has not remedied its default within that time and /or (b) charge interest on a daily basis from the original due date at the rate of 2 percentage points above the Chase Manhattan Bank's prime rate in force from time to time.


8.   EXCLUSIONS AND LIMITATIONS OF LIABILITY

8.1 Scitor ITS is not liable for any delay in performing its obligations or for any failure to perform its obligations under the Agreement if the delay or failure results from circumstances beyond Scitor ITS' reasonable control. Scitor ITS will notify the customer in a reasonable timeframe of any delay in performing its obligations or of any failure to perform its obligations under this Agreement.

8.2 EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, SCITOR ITS GIVES NO WARRANTIES AND HEREBY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICE OR ANY EQUIPMENT OR SOFTWARE PROVIDED UNDER OR IN RELATION TO THIS AGREEMENT.

8.3 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, SCITOR ITS SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES HOWSOEVER ARISING INCLUDING, BUT NOT LIMITED TO, SUCH DAMAGES ARISING FROM THE USE OF THE SERVICE BY CUSTOMER OR BY ITS OFFICERS, EMPLOYEES, OR AGENTS OR BY ANY THIRD PARTY, WHETHER OR NOT AUTHORIZED BY CUSTOMER, EVEN IF SCITOR ITS WAS MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

8.4 In the event that data furnished by Customers, whether transmitted via the Network or otherwise, is lost, destroyed or damaged due to the negligence of Scitor ITS, its agents or employees, Customer's sole remedy shall be the repair or replacement by Scitor ITS of such lost, destroyed or damaged data, provided however that such repair or restoration can reasonably be performed by Scitor ITS and provided, further, that Customer furnishes Scitor ITS with all source data, in machine readable form, necessary for such repair or restoration.

5 SUBJECT TO THE EXCLUSIONS AND LIMITATIONS OF LIABILITY SET OUT IN CLAUSES 8.1, 8.2, 8.3 AND 8.4 ABOVE. SCITOR ITS' LIABILITY TO CUSTOMER UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, AND INCLUDING LIABILITY FOR NEGLIGENCE, IS LIMITED IN RESPECT OF EACH EVENT OR SERIES OF CONNECTED EVENTS TO $100,000.


8.6 Scitor ITS' sole obligations and liabilities are as stated herein and all other representations, conditions, warranties and terms express or implied whether by statute law or otherwise are hereby excluded to the full extent permitted by law.

9.   NETWORK PATH AVAILABILITY

9.1  Subject to Clause 9.2, Scitor ITS shall warrant Network Path Availability
     (NPA) for each Location as set out in Attachment 4 (as updated from time to time to incorporate additional Locations).

9.2 If Scitor ITS breaches any NPA warranty for 2 consecutive months or for any 4 months in any 12 month period, such breach to be clearly substantiated by Customer, then Customer's sole remedy for such breach under this Agreement shall be an entitlement to cancel the Service at the Location directly affected by such breach, without financial liability, on giving Scitor ITS 30 days written notice. Nothing contained in this Clause 9.2 shall affect Customer's liability to pay for Service rendered prior to the effective date of such cancellation. A breach of the NPA warranty at any Location shall not constitute a material breach of this Agreement.

10.  NETWORK TRANSIT TIME

10.1 Subject to Clause 10.2. Scitor ITS shall warrant the Network Transit Times
     (NTT) set out in Attachment 4 (as updated from time to time to incorporate additional Locations).

10.2 If Scitor ITS breaches any NTT warranty for 3 consecutive months, such breach to be clearly substantiated by Customer, then Customer's sole remedy under this Agreement for such breach shall be an entitlement to cancel the Service at the Location directly affected by such breach without financial liability on giving Scitor ITS 30 days written notice. Nothing contained in this Clause 10.2 shall affect Customer's liability to pay for Service rendered prior to the effective date of such cancellation. A breach of the NTT warranty at any Location shall not constitute a material breach of this Agreement.

11.  DURATION AND TERMINATION

11.1 This Agreement shall come into force on the Effective Date and shall then, subject to Clause 11.2 below remain in force for the duration of the initial Term. It will be renewed automatically for additional terms of 12 months unless either Party gives to the other notice of its intention to terminate at least 60 prior days to the expiration of the initial Term or any renewal term.

11.2 Either Party may terminate this Agreement by notice in writing to the other forthwith in any of the following events: (a) if the other Party is guilty of any material breach, non-observance or non-performance of its obligations hereunder or any of them and does not remedy the same (if it is capable of remedy) within 30 days of notice of such failure or breach being given by the non-defaulting Party; (b) if an order is made or an effective resolution is passed for the dissolution or winding up the other Party except for the purposes of an amalgamation, merger or reconstruction; (c) if an encumbrancer takes possession or a receiver is appointed over the whole or any part of the undertaking or assets of the other, or the other fails to provide adequate assurance of its ability to render due performance upon demand; or (d) if the other becomes insolvent or makes any special arrangements or any special assignment for the benefit of its creditors or is the subject of a voluntary or involuntary filing under the bankruptcy laws of any jurisdiction.

11.3 Termination of this Agreement for any cause shall not affect any rights or obligations of the Parties in relation to anything done prior to such termination and the provisions of this Agreement shall continue to bind the Parties insofar and so long as may be necessary to give effect to such rights and obligations.

12.  COMMISSIONING/ACCEPTANCE

12.1 Scitor ITS shall connect the Service at the Locations according to procedures set out in Attachment 3.

12.2 Customer shall be deemed to have accepted the Service at each of the Locations on completion of the commissioning tests specified in Attachment 3.

13.  NOTICES

     All notices under this Agreement shall be in writing addressed to the Parties at their respective addresses stated in the cover page of this Agreement, or as may be otherwise notified under this Clause 13. If sent by first class mail, notices shall be deemed to have been given 2 days after the date of mailing. Notices may also be sent by fax provided that the sending Party obtains confirmation of the receipt of such notices from the recipient. If so sent, such fax notices shall be deemed to have been given on the first business day (in the country of receipt) after the date of transmission.

14.  ASSIGNMENT

     Customer may not assign, sub-contract or otherwise, dispose of this Agreement or any part hereof or any benefit hereunder without the prior written consent of Scitor ITS.

15.  GENERAL

15.1 No Waivers:- No failure or delay of either Party in exercising any right, power, or privilege under this Agreement (and no course of dealing between the Parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

15.2 No Third Party Beneficiaries, Agency or Partnership:- The provisions of this Agreement are solely for the benefit of the Parties. No other party, including invitees, members of the general public and other third parties are intended to have nor shall have any rights whatsoever under this Agreement, whether for injury, loss or damage to persons or property, or for economic loss, damage or injury otherwise. This Agreement is not intended to create a joint venture or partnership between the Parties and neither Party is authorized to act as the agent of the other.

15.3 Invalidity:- If any term, provision or clause of this Agreement or any portion of such term, provision, or clause is held invalid or unenforceable, the remainder of this Agreement will not be affected thereby and each remaining term, provision or clause or portion thereof will be valid and enforceable to the full extent permitted by law.

15.4 Entire Agreement:- This Agreement; including the Attachment, together with any supplement hereto duly signed on behalf of Scitor ITS by an authorized signatory, represents the entire agreements between the Parties and supersedes all other agreements, oral or written, and all other communications between the Parties relating to the subject matter hereof.

15.5 Supplements:- Each Party agrees to execute such additional documents as may be reasonably necessary or appropriate to accomplish the purposes of this Agreement.

15.6 Interpretation:- In this Agreement (a) the headings used are included for convenience only and are not to be used in construing or interpreting this Agreement (b) any reference to the plural includes the singular and any reference to the singular includes the plural; and (c) any reference to a clause, an attachment or to a schedule is to a clause, attachment or schedule of this Agreement.

16.  APPLICABLE LAW AND ARBITRATION

16.1 This Agreement and all matters regarding the interpretation and / or enforcement hereof, shall be governed exclusively by the law of the State of Delaware except insofar as the federal law of the United States of America may control any aspect of this Agreement in which case federal law shall govern such aspect.

16.2 All disputes, controversies or claims arising out of, or relating to this agreement shall be settled exclusively by arbitration before a single arbitrator in District of Colombia in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Each Party irrevocably consents to personal jurisdiction and to ex parte action should any Party refuse to participate in such proceedings. The arbitrator's award shall be final and binding on all Parties and judgement on the award may be entered and the award enforced in any court having jurisdiction thereof.

                             ATTACHMENT 1. CHARGES

     Scitor ITS shall provide Customer with the Service in the Locations and in accordance with the charges all as specified herein or in the schedule to this Attachment 1 ("Schedule 1").

1.   PORT CHARGES

     The port charges applicable to the Locations shall be as specified in
     Schedule 1. Except as set forth in Clause 8 of this Attachment 1, all port charges are fixed for the Initial Term. Scitor ITS shall commence its port charges 30 days after the date of acceptance of the Service at a Location and the first invoice shall be for the first 2 months charges. Notwithstanding the above, no port charges shall be charged for the San Francisco and Mexico City Locations for the first 90 days following acceptance of the Service at such Locations.

2.   CONNECTION/PROJECT MANAGEMENT/DISCONNECTION CHARGES

     The charges applicable for connections shall be as specified in Schedule 1 and for disconnections shall be [*] per disconnected Location. All such charges are one time charges payable in the case of connections on the date of acceptance of the Service at a Location; in the case of disconnections, such charges are payable on the date disconnection of the Location from the Network. Connection charges for additional ports in the same Location shall be [*].

3.   [*] CHARGES

     [*] charges shall be as notified to Customer by Scitor ITS. [*] charges are monthly charges fixed for the Initial Term and then adjusted in line with actual charges from [*] at that time. Any revised [*] charges shall be fixed for the duration of any renewal term.

4.   [*] MANAGEMENT CHARGES

     For the management of each [*], Scitor ITS shall charge monthly [*] or [*] of the monthly [*] charge, whichever is the greater.

5.   EQUIPMENT LEASE CHARGES

5.1 Equipment lease charges applicable to this Agreement shall be as specified in Schedule 1 or as otherwise notified by Scitor ITS (subject to precise specification). Equipment lease charges shall be fixed for the first 3 years of the lease term. Thereafter the following shall apply: (a) Customer may terminate the lease by paying Scitor ITS a lease buyout fee equal to [*] of the original price paid by Scitor ITS or its subcontractors for the
     Equipment: or (b) the lease term will continue for a further 2 years at a reduced lease charge equal to [*] of the charge prevailing during the first 3 year period. At the end of 5 years from the commencement of the lease term all lease charges shall cease and Scitor ITS will transfer ownership of the relevant Equipment to Customer. Equipment lease charges shall commence on the date of acceptance of the Service at a Location.

5.2 In addition to the charges set out in Clause 5.1 above (and Schedule 1), Scitor ITS shall charge Customer a fee for Equipment connected in a Location controlled by Scitor ITS or an affiliated company of Scitor ITS. Such charge shall be as notified by Scitor ITS and Scitor ITS shall have no obligation to connect Equipment at any such Location unless and until Customer has agreed said charges.

6.   SOFTWARE LICENSE FEES

     Any Software license fees shall be as notified by Scitor ITS from time to time unless the Software is integral to the Equipment, in which case no separate charges shall apply.

[*] CONFIDENTIAL TREATMENT REQUESTED



7.   UPGRADES

     With reference to Clause 1 of Attachment 3 of the Agreement, subject to this Clause 7, Scitor ITS agrees that Customer will be entitled to upgrade the Service at any Location without penalty. Scitor ITS will, however, charge Customer for any difference in charges resulting therefrom and in addition its reasonable connection, disconnection and project management charges relating to such upgrades. Any changes to the Service which reduce service capacity or function, result in lower charges and are not compensated by equivalent increases in service capacity or function and charges, are excluded from this provision and the Parties shall agree such changes and the financial effects resulting therefrom on a case by case basis.

8.   DISCOUNTS

8.1 Additional port connections either at the same Location, or in additional Locations within a country, will be charged at the then prevailing Scitor ITS list prices less a [*] discount.

8.2 Customer shall also receive the following discounts against port charges for each Location to be provided with X.25 Service in the 4th and 5th year following acceptance of the Service at the Location:

     4th year       [*]

     5th year       [*]


Final                         Attachment 1 Page 1

[*] CONFIDENTIAL TREATMENT REQUESTED

                           ATTACHMENT 2 - LOCATIONS

1.1 The Locations covered by this Agreement are as listed in the schedule to this Attachment 2 ("Schedule 2"). Locations shall be added in phases and Customer shall be entitled to modify which Locations are to be connected in a phase. Notwithstanding the foregoing or anything else contained in this Agreement. Scitor ITS shall be [*] for all Locations listed in Schedule 2.

1.2 Customer may connect additional Locations not identified on Schedule 2 on receiving written consent from Scitor ITS. Customer understands and agree that Scitor ITS obligation to provide Service to any Location not identified on Schedule 2 is subject to Scitor ITS ability to operate in any country.

1.3 Customer agrees that subject only to the following exceptions, all Location shall remain connected to the Network for the term of this Agreement from the date of acceptance of the Service. The exceptions are as follows:

     (a) Customer terminates this Agreement pursuant to Clause 11.2 or cancels the Services at a Location pursuant to Clause 9.2 or 10.2;

     (b) Customer may substitute any Location with a new Location provided Scitor ITS is able to provide Service at the new Location. Scitor ITS shall be entitled to charge Customer for connection and project management for the new Location at prices agreed by the Parties;

     (c) Customer may disconnect a Location due to force majeure. This right may only be invoked by Customer after 30 continuous days of force majeure;

     (d) Customer may cancel the Service for convenience at the San Francisco and Mexico City Locations within the first 90 days after the date of acceptance of the Service and, at any other Location, within the first 60 days after the date of acceptance of the Service.

1.4  Any cancellation of Service at a Location other than under Clauses 9.2,
     10.2 or 11.2 of this Agreement shall be conditional on the Following:

1.5  Customer must give Scitor ITS at least 30 days prior written notice.

1.6 Customer shall remain responsible for any Tail Circuit charges relevant to the cancellation Location, but Scitor ITS shall, on a best efforts basis, mitigate such costs by terminating any rental contracts with PTTs as soon as practically possible, following notification by Customer.

1.7 Customer shall remain responsible for the duration of the term of this Agreement for payment of the monthly lease charges for the Equipment. Customer may discharge this responsibility at any time by paying Scitor ITS a lump sum equal to the depreciated value of the Equipment based on the original price paid by Scitor ITS or its subcontractors for the Equipment plus 15% of such original price as a fee for administration and disconnection. On payment of the resulting sum, Scitor ITS will transfer title in the relevant Equipment to Customer. Customer understands that Scitor ITS depreciates the Equipment over 3 years. Scitor ITS will transfer the Equipment to a substitute Location on payment of a reconnection charge agreed by the Parties and in addition Scitor ITS' travel and out of pocket expenses.

[*] CONFIDENTIAL TREATMENT REQUESTED

                         ATTACHMENT 3- COMMISSIONING

1.   CONNECTIONS

1.1 Scitor ITS shall use all reasonable efforts to connect the Service at the Locations as soon as possible after the date the Tail Circuits are made available by PTTs for Customer's use and in accordance with Customer's requirements. Scitor ITS shall have no responsibility, nor liability for delays caused by Customer or any third party. In the event of any such delays Scitor ITS shall use all reasonable efforts to provide the Service as set out in this Agreement at the earliest opportunity.

1.2 Should the Customer request to delay any connection date as agreed by the Parties after Scitor ITS has ordered any Tail Circuit or Equipment, such request shall be agreed by Scitor ITS but any delays in connection shall not affect Customer's obligations to reimburse scitor ITS for all Tail Circuit and Equipment charges incurred from the date of any contract between Scitor ITS and any PTT or other supplier. Customer also understands that should Scitor ITS or its agents or sub-contractors carry out a visit to a Location in order to connect the Service, and be then unable to do so as a result of any act or omission by the Customer, Scitor ITS reserves the right to charge Customer for such visit at its then current rates for such time and its reasonable travel expenses.

2.   COMMISSIONING/ACCEPTANCE

2.1 Commissioning shall mean that Scitor ITS or its subcontractors shall carry out the following Commissioning Tests at each Location as appropriate from Scitor ITS sites remote to the Locations:

     TAIL CIRCUIT
     ------------

     To run three 15 minute Bit Error Rate Tests to ensure that no moe than one error in 10/5/ data bits occur on the Tail Circuit.

     X .25 FUNCTIONALITY TESTING
     ---------------------------

     (a) An X.25 DTE attached via Tail Circuit to a Node is able to establish link level communications with the Node local to the Location.

     (b)  An X.25 DTE attached via Tail Circuit to a Note is able to place an
          X.25 call to pre-designated address, transfer data and then clear the virtual connection than has been established.

     ALTERNATIVE TESTING
     -------------------

     Where local PTT operating conditions are such that the above commissioning tests are not appropriate, Scitor ITS shall be entitled to carry out alternative commissioning tests as agreed by Customer. In this event Scitor shall provide to the Customer a description of these alternative commissioning tests.


FINAL                        ATTACHMENT 3. PAGE 1                     NETSTAR

  ATTACHMENT 4 - NETWORK PATH AVAILABILITY / NETWORK TRANSIT TIME WARRANTIES

The following Service warranties shall apply:

                                             NTT                      NPA
From                     To                 (milliseconds)            (%)
----                     --                  ------------             ---
San Francisco            Mexico City         375                      98.81

Service warranties for additional Locations shall be as specified in supplements.

FINAL                        ATTACHMENT 4, PAGE 1                      NETSTAR

                                AMENDMENT NO. 1
                     TO THE MANAGED DATA NETWORK SERVICES
                        AGREEMENT NO. MDNS/US/NC/95-99
                              DATED APRIL 28, 1995
                BETWEEN SCITOR INTERNATIONAL TELECOMMUNICATIONS
                          SERVICES INC. (SCITOR ITS)
                                      AND
                NETSTAR INTERNATIONAL TELECOMMUNICATIONS, INC.
                                  ( CUSTOMER )

This Amendment is made by and between Scitor ITS having its principal place of business located at 3100 Cumberland Circle, Suite 1200, Atlanta, Georgia 30339, Ratsten, Inc., d/b/a Netstar International Telecommunications, having its principal place of doing business located at 5280 Stoneridge Mall Road, Pleasanton, California 94588 ("Netstar") and GFP Group, Inc., having its principal place of business at 1520 Eastlake Ave. E., Suite 210, Seattle, Washington 98102 ("GFP Group").

In consideration of the convenants, premises and agreements set forth below, and in consideration of those set forth in the Agreement which this Amendment supplements, the parties do hereby agree as follows:

For the purpose of the Agreement referenced in the title of this Amendment (the "Agreement"), and pursuant to Clause 14 of the Agreement, Customer has assigned the Agreement to GFP Group, Inc., a company incorporated under the laws of the State of Washington, having its principal place of business located at 1520 Eastlake Avenue East, Suite 210, Seattle , WA 98102, and with the Effective Date of this Amendment No.1, is validly assigned with the consent of Scitor ITS, and hereby assumes, the responsibilities, duties, rights, liabilities and obligations, including but not limited to the requirements of Confidential Information and Proprietary Rights, of the Customer as set forth in the Agreement, and as hereinafter provided will be the Customer under said Agreement and will be bound by all the terms and conditions relative to termination as set forth in Clause 11 Duration and Termination of the Agreement. The parties agree that the Agreement is valid and enforceable and in full force and effect between Scitor ITS and Netstar. All capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

2.   Clause 1. Definitions, Clause 1.7 "Initial Term"

     2.1. Amend the definition of by deleting "ten (10)" and substituting "five
(5)".

     2.2  Add new sentence to the definition as follows:

             "In no event will the Initial Term exceed fifteen (15) years regardless of the last Location to be connected under this Agreement."

3. Clause 1   Definitions, Clause 1.14 "Service", after the words "shall mean"
add "but not be limited to" and after the words "X.25 protocol add "X.28 dial, Frame Relay, LAN Access, and Voice Services."

4. Clause 1:   Definitions, add the following new definitions:

           "Frame Relay" shall mean a high speed switched data service accessing the Network supporting the transfer of bi-directional Frame Relay frames between terminating equipment at Locations and Scitor ITS' Frame Relay service port on the Network.

           "Public X.28" shall mean Scitor ITS' shared public rotary X.28 dial up service.

5. Clause 7.

           The prices for the Service are set forth in the schedules to Attachment 1. New schedules mutually agreed to by the parties will be added as the Service is enhanced or extended. Both parties agree to review and renegotiate pricing after the fifth year of the Agreement.


6.         New schedules 1, 2 and 3 to Attachment 1 and Schedule 1 to
           Attachment 2 attached hereto, are made a part of this Amendment No. 1 and the Agreement, and replace and supersede the existing Schedules to Attachments 1 and 2 in the Agreement in their entirety.

7. Attachment 4, delete the reference to the Network Path Availability and Network Transit Times on future supplements and insert a sentence, "Scitor ITS shall provide the Customer with Network Path Availability and Network Transit Times for any particular Location only when requested in writing by the Customer."

      All other terms and conditions are as set forth in the Agreement [and] shall remain in full force and effect.

Customer, GFP Group, Inc. and Scitor ITS each represent to the other that it has due and proper authority to enter into this Amendment to this Agreement and to make and perform all duties and obligations set forth and contemplated by this Amendment.

IN WITNESS WHEREOF, this Agreement No.1 was entered into as of the day and year as of the date of final signature of the parties below.

Scitor International                             Ratsten, Inc. d/b/a
Telecommunications                               Netstar International
Services, Inc.                                   Telecommunications

By: /s/ William Bangert                          By: /s/ Ronald P. Erickson
    -------------------                              ----------------------

Printed Name: WILLIAM BANGERT                    Printed Name: RONALD P.ERICKS0N
              -------------------                              -----------------
Title: Vice President & General Mngr.            Title: CHAIRMAN & CEO
       ------------------------------                   --------------
Dated: 21 February 1996                          Dated: 19 February 1996
       ----------------                                 ----------------

OFF Group, Inc.

By: Ronald P.Erickson
    -----------------
Printed Name: RONALD P.ERICKSON
              -----------------
Title: CHAIRMAN & CEO
       --------------
Date:  19 February 1996
       ----------------

SCHEDULE 1
----------
                                 --------------------------------------------
                                 MONTHLY CHARGES ($)     ONE TIME CHARGES ($)
                                 --------------------------------------------
                                                     PORT
              LINE                   EQUIPMENT     CONNECTION       EQUIPMENT
LOCATION      SPEED       PORT         LEASE       & PROF MGT       CONNECTION
-------------------------------------------------------------------------------
AMSTERDAN      64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
ATHENS         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
AUCKLAND       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BANGKOK        64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BARCELONA      64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BELJING        64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BERLIN         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BOMBAY         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BRUSSELS       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BUDAPEST       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
BUENOS AIRES   64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
CAIRO          64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
CAPE TOWN      64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
CARACAS        64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
COPENHAGEN     64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
DELHI          64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
DUBLIN         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
DURBAN         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
FRANKFURT      64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
GENEVA         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
GUAM           64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
GUANGHOU       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
HAMBURG        64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
HELSINKI       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
HONG KONG      64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
ISTANBUL       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
JAKARTA        64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
JOHANNESBURG   64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
KIEV           64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
KUALA LUMPUR   64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

LISBON         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
LONDON         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
LOS ANGELES    64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MADRID         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MANILA         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MELBOURNE      64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MEXICO         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MIAMI          64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MILAN          64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MONTREAL       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MOSCOW         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
MUNICH         64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
NEW YORK       64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------
OSAKA          64K        [*]           [*]            [*]             [*]
-------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 1
----------

                           -----------------------------------------------------
                           MONTHLY CHARGES ($)       ONE TIME CHARGES($)
--------------------------------------------------------------------------------
                                                     PORT
                    LINE           EQUIPMENT      CONNECTION     EQUIPMENT
     LOCATION       SPEED   PORT     LEASE        & PORT MGT    CONNECTION
--------------------------------------------------------------------------------
OSLO                 [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
PARIS                [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
RIO DE JANEIRO       [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
ROME                 [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
ROTTERDAM            [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SAIPAN               [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SAN JOSE, CR         [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SAN JUAN             [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SANTIAGO             [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SAO PAULO            [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SEATTLE              [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SEOUL                [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SHAGHAI              [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SHANNON              [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SHINGZEN             [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SINGAPORE            [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SOPHIA               [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
STOCKHOLM            [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
SYDNEY               [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
TAIPEL               [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
TEI AVIV             [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
TOKYO                [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
TORONTO              [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
VANCOUVER            [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
VIENNA               [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
WARSAW               [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------
ZURICH               [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED


           TOTALS    [*]    [*]       [*]             [*]           [*]
--------------------------------------------------------------------------------

- Port changes are for a ten year term contract and are exclusive of any taxes.
- Equipment Lease charges are for a minimum configuration of four faxboards for GMAXs, eight faxboards for GM-16s.
  Consequently, Equipment lease charges may vary according to precise specification.
- Sydney, Santiago, and London will be provided with Customer purchased equipment, Scitor may provide Equipment Installation pricing if requested by Customer.
- All connections are subject to local regulatory approval.
- Local PSTN dial-up, telephone numbers, modem, and facilities and management costs are not included and are the responsibility of Customer.

[*] CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 2
----------
                                  ----------------------------------------------
                                    MONTHLY CHARGES ($)   ONE TIME CHARGES ($)
--------------------------------------------------------------------------------

                     LINE                                 PORT CONNECTION &
LOCATION            SPEED                PORT                  PROJ MGT
--------------------------------------------------------------------------------
BRISBANE              64K                [*]                      [*]
--------------------------------------------------------------------------------
PERTH                 64K                [*]                      [*]
--------------------------------------------------------------------------------
DENPASER BALL         64K                [*]                      [*]
--------------------------------------------------------------------------------
SURABAYA              64K                [*]                      [*]
--------------------------------------------------------------------------------
FUKUOKA               64K                [*]                      [*]
--------------------------------------------------------------------------------
SAPPORO               64K                [*]                      [*]
--------------------------------------------------------------------------------
NAGOYA                64K                [*]                      [*]
--------------------------------------------------------------------------------
KUOHING               64K                [*]                      [*]
--------------------------------------------------------------------------------
PENANG                64K                [*]                      [*]
--------------------------------------------------------------------------------
WELLINGTON            64K                [*]                      [*]
--------------------------------------------------------------------------------
HANOI                 64K                [*]                      [*]
--------------------------------------------------------------------------------
BAKU                  64K                [*]                      [*]
--------------------------------------------------------------------------------
MINSK BELARUE         64K                [*]                      [*]
--------------------------------------------------------------------------------
ST. PETERSBURG        64K                [*]                      [*]
--------------------------------------------------------------------------------
TASHKENT, UZBEK       64K                [*]                      [*]
--------------------------------------------------------------------------------
DHAKA                 64K                [*]                      [*]
--------------------------------------------------------------------------------
COLOMBO               64K                [*]                      [*]
--------------------------------------------------------------------------------
KARACHI               64K                [*]                      [*]
--------------------------------------------------------------------------------
ANCHORAGE             64K                [*]                      [*]
--------------------------------------------------------------------------------
ATLANTA               64K                [*]                      [*]
--------------------------------------------------------------------------------
CHICAGO               64K                [*]                      [*]
--------------------------------------------------------------------------------
DALLAS                64K                [*]                      [*]
--------------------------------------------------------------------------------
HONOLULU              64K                [*]                      [*]
--------------------------------------------------------------------------------
HOUSTON               64K                [*]                      [*]
--------------------------------------------------------------------------------
LAS VEGAS             64K                [*]                      [*]
--------------------------------------------------------------------------------
LA PAZ                64K                [*]                      [*]
--------------------------------------------------------------------------------
ARUBA                 64K                [*]                      [*]
--------------------------------------------------------------------------------
BRASILLA              64K                [*]                      [*]
--------------------------------------------------------------------------------
GUADELAJARA           64K                [*]                      [*]
--------------------------------------------------------------------------------
MONTERREY             64K                [*]                      [*]
--------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

LIMA                  64K                [*]                      [*]
--------------------------------------------------------------------------------
CURACAO               64K                [*]                      [*]
--------------------------------------------------------------------------------
GRAZ                  64K                [*]                      [*]
--------------------------------------------------------------------------------
SALZBURG              64K                [*]                      [*]
--------------------------------------------------------------------------------
ANTWERP               64K                [*]                      [*]
--------------------------------------------------------------------------------
MARSEILLE             64K                [*]                      [*]
--------------------------------------------------------------------------------
NICE                  64K                [*]                      [*]
--------------------------------------------------------------------------------
LUXEMBOURG            64K                [*]                      [*]
--------------------------------------------------------------------------------
BRISTOL               64K                [*]                      [*]
--------------------------------------------------------------------------------
MANCHESTER            64K                [*]                      [*]
--------------------------------------------------------------------------------
             TOTALS                      [*]                      [*]
--------------------------------------------------------------------------------

 .Port charges are for a ten year term contract and are exclusive of any taxes. .All connections are subject to local regulatory approval.

[*] CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 1

Africa/Middle East        Asia Pacific            Europe            Switzerland
------------------        ------------            ------            -Geneva
South Africa              Australia               Austria           -Zurich
-Johannesburg             -Melbourne              -Vienna           Ukraine
-Cape Town                -Sydney                 -Graz             -Kiev
-Durban                   -Brisbane               -Salzburg         UK
Bangladesh                -Perth                  Azerbaijan        -Bristol
-Dhaka                                            -Boku             -London
Egypt                     China                   Belgium           -Manchester
-Cairo                    -Beijing                -Brussels         Uzbekiston
Israel                    -Shanghai               -Antwerp          -Tashikant
-Tel Aviv                 -Guanghou               Belorussia
Pakistan                  -Shingzen               -Minka Bejarus
-Karachi                  Hong Kong               Bulgaria
Turkey                    -Hong Kong              -Sophia
-Istanbul                                         Denmark
Sri Lanka                 India                   -Copenhagen
-Colombo                  -Bombay                 Finland
                          -Delhi                  -Helsinki
                          Indonesia               France
                          -Jekarta                -Paris
South America             -Denpaeor Ball          -Marseille
-------------             -Surabaya               -Nice
Argentina                 Malaysia                Germany
-Buenos Aires             -Kuaia Lumpur           -Frankfurt
Brazil                    -Kuching                -Hamburg
-Brasilia                 -Penong                 -Berlin
-Rio de Janeiro           North Mariana Islands   -Munich
-Sao Paulo                -Saipan                 Luxembourg
Bolivia                   Philippines             -Luxembourg
-La Paz                   -Manila
                          Singapore               Greece
Chile                     -Singapore              -Athens
-Santiago                 Korea
Peru                      -Seoul
-Lima                     Thailand                Hungary
Venezuela                 -Bangkok                -Budapest
-Caracas                  Japan                   Ireland
                          -Nagoya                 -Dublin
Central America & Carib   -Sapporo                -Shannon
Aruba                     -Tokyoro
-Aruba                    -Osaka                  Italy
Costa Rica                -Fukoska                -Milan
-San Jose                                         -Rome
Mexico                    Taiwan                  Netherlands
-Mexico City              -Taipei                 -Amsterdam
-Guadelajara              New Zealand             -Rotterdam
-Monterrey                -Auckland
Netherland Antilles       -Wellington             Norway
-Curacao                  Vietnam                 -Oslo
                          -Hanoi                  Poland
North America                                     -Warsaw
-------------                                     Portugal
Canada                                            -Lisbon
-Vancouver                                        Russia
-Toronto                                          -Moscow
-Montreal                                         -St. Petersburg
USA
-Anchorage                                        Spain
-Atlanta                                          -Barcelona
-Chicago                                          -Madrid
-Dallas                                           Sweden
-Honolulu                                         -Stockholm
-Houston                  -Miami
-Las Vegas                -Seattle
-Los Angeles              -San Juan Puerto Rico
-New York                 -Guam

FINAL V.2